AMERICAN INDEPENDENCE FUNDS TRUST

(“Trust”)

SUPPLEMENT DATED March 6, 2018
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

EACH DATED MARCH 1, 2018

AMERICAN INDEPENDENCE U.S. INFLATION-PROTECTED FUND

(Ticker Symbols: FFIHX, FNIHX, FCIHX, AIIPX)

At a Special Meeting of the Board of Trustees of the Trust (“Board”) held on February 22, 2018, the Board considered and unanimously approved a Form of Agreement and Plan of Reorganization (“Plan of Reorganization”) to enable a proposed tax-free merger and reorganization of all of the assets and liabilities of the American Independence U.S. Inflation-Protected Fund (“AI TIPS Fund”) with an into and the BNP Paribas AM U.S. Inflation-Linked Bond Fund (“BNP TIPS Fund”), a series of The Advisers Inner Circle Fund III (“AIC Fund Trust”), in exchange for an equivalent dollar amount of shares of the BNP TIPS Fund, corresponding to each class of shares of the AI TIPS Fund, that will be distributed to the shareholders of the AI TIPS Fund.

BNP Paribas Asset Management USA (“BNPP AM”), the sub-adviser for the AI TIPS Fund, advised the Board that the AI TIPS Fund and the BNP TIPS Fund are two substantially similar mutual funds that (i) are advised by the same BNPP AM portfolio management team and (ii) each invest primarily in dollar denominated U.S. inflation-linked bonds and related derivatives in order to provide to provide investors with inflation protected returns.

In making its decision to approve the Plan of Reorganization, the Board received and considered detailed, appropriate and necessary information on which to base its decision. In seeking to rely on the safe harbor provided by Section 15(f) of the Investment Company Act of 1940, as amended, BNPP AM has agreed that no “unfair burden” will be imposed on BNP TIPS Fund following the proposed reorganization for a period of two (2) years following the consummation of the reorganization transaction.

In conjunction with this approval, the Board directed MFA to take all steps necessary to seek the approval of a majority of the outstanding voting securities of the AI TIPS Funds with respect to the Plan of Reorganization, including. (i) assistance with the preparation and filing with the Securities and Exchange Commission of a proxy statement, prospectus and registration statement on Form N-14 relating to the Plan of Reorganization, (ii) the preparation and filing with the SEC of any additional proxy solicitation materials, and (iii) arranging for and holding a Special Meeting of Shareholders of the AI TIPS Fund in order to the consider and approve the Plan of Reorganization.

Shareholders and investors in the AI TIPS Funds will receive more information from Trust in connection with seeking approval of a majority of the outstanding voting securities of the Fund of the Plan of Reorganization.

Please contact Robert Rokose at rrokose@manifoldpartners.com for further information about these matters.

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